UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-09397

The Gabelli Utilities Fund

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

        Date of reporting period: September 30, 2011

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli Utilities Fund

Third Quarter Report — September 30, 2011

To Our Shareholders,

For the quarter ended September 30, 2011, the net asset value (“NAV”) per Class AAA Share of The Gabelli Utilities Fund (the “Fund”) declined 8.5% compared with the increase of 1.6% for the Standard & Poor’s (“S&P”) 500 Utilities Index.

Enclosed is the schedule of investments as of September 30, 2011.

Mario J. Gabelli, CFA

Comparative Results

Average Annual Returns through September 30, 2011 (a) (Unaudited)
	Quarter	1 Year	5 Year	10 Year	Since Inception (8/31/99)
Class AAA (GABUX)	(8.47)%	5.14%	3.84%	6.58%	7.03%
S&P 500 Utilities Index	1.55	11.95	3.88	5.23	4.48
S&P 500 Index	(13.87)	1.14	(1.18)	2.82	0.54
Lipper Utility Fund Average	(6.15)	8.58	3.27	5.98	4.52
Class A (GAUAX)	(8.54)	5.14	3.85	6.61	7.06
With sales charge (b)	(13.80)	(0.91)	2.63	5.98	6.54
Class B (GAUBX)	(8.64)	4.40	3.07	5.87	6.44
With contingent deferred sales charge (c)	(13.20)	(0.60)	2.71	5.87	6.44
Class C (GAUCX)	(8.74)	4.36	3.04	5.89	6.46
With contingent deferred sales charge (d)	(9.65)	3.36	3.04	5.89	6.46
Class I (GAUIX)	(8.38)	5.45	4.01	6.67	7.11

In the current prospectus dated April 29, 2011, the expense ratios for Class AAA, A, B, C, and I Shares are 1.43%, 1.43%, 2.18%, 2.18%, and 1.18%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The values of utility stocks generally changes as long-term interest rates change. Funds investing in a single sector, such as utilities, may be subject to more volatility than funds that invest more broadly. The utilities industry can be significantly affected by government regulation, financing difficulties, supply or demand of services or fuel, and natural resources conservation. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2002 and Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Utilities Index is a market capitalization weighted index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% and is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.

The Gabelli Utilities Fund

Schedule of Investments — September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 79.8%
	ENERGY AND UTILITIES — 58.9%
	Energy and Utilities: Alternative Energy — 0.2%
290,000	Algonquin Power & Utilities Corp.	$1,591,278
52,066	Areva SA†	1,654,943
23,000	Ormat Industries Ltd.	131,999
58,000	Ormat Technologies Inc.	932,640

		4,310,860

	Energy and Utilities: Electric Integrated — 30.6%
2,000	AES Tiete SA	24,997
308,000	ALLETE Inc.	11,282,040
83,000	Alliant Energy Corp.	3,210,440
515,000	Ameren Corp.	15,331,550
15,000	American DG Energy Inc.†	19,950
620,000	American Electric Power Co. Inc.	23,572,400
235,000	Avista Corp.	5,604,750
736,862	Black Hills Corp.	22,577,452
9,000	Capital Power Income LP	162,325
35,000	Cleco Corp.	1,194,900
60,000	CMS Energy Corp.	1,187,400
1,085,000	Constellation Energy Group Inc.	41,295,100
250,000	Dominion Resources Inc.	12,692,500
1,140,002	DPL Inc.	34,359,660
5,000	DTE Energy Co.	245,100
410,000	Duke Energy Corp.	8,195,900
200,000	Dynegy Inc.†	824,000
1,080,000	Edison International	41,310,000
778,080	El Paso Electric Co.	24,968,587
4,500	Entergy Corp.	298,305
395,000	Exelon Corp.	16,830,950
620,000	FirstEnergy Corp.	27,844,200
1,420,000	Great Plains Energy Inc.	27,406,000
556,094	Hawaiian Electric Industries Inc.	13,501,962
5,000	IDACORP Inc.	188,900
298,000	Integrys Energy Group Inc.	14,488,760
5,000	ITC Holdings Corp.	387,150
236,000	MGE Energy Inc.	9,598,120
952,500	NextEra Energy Inc.	51,454,050
215,000	NiSource Inc.	4,596,700
790,085	NorthWestern Corp.	25,235,315
73,000	NV Energy Inc.	1,073,830
356,000	OGE Energy Corp.	17,013,240
534,000	Otter Tail Corp.	9,772,200
136,000	Pepco Holdings Inc.	2,573,120
96,000	PG&E Corp.	4,061,760
336,000	Pinnacle West Capital Corp.	14,427,840
1,580,007	PNM Resources Inc.	25,959,515
55,000	PPL Corp.	1,569,700
373,000	Progress Energy Inc.	19,291,560
160,000	Public Service Enterprise Group Inc.	5,339,200

Shares		Market Value

620,000	SCANA Corp.	$25,079,000
490,000	Southern Co.	20,761,300
1,250,047	TECO Energy Inc.	21,413,305
355,093	The Empire District Electric Co.	6,881,702
217,075	UniSource Energy Corp.	7,834,237
36,000	Unitil Corp.	924,480
465,000	Vectren Corp.	12,592,200
955,000	Westar Energy Inc.	25,231,100
635,000	Wisconsin Energy Corp.	19,869,150
328,000	Xcel Energy Inc.	8,098,320

		689,656,222

	Energy and Utilities: Electric Transmission and Distribution — 4.3%
369,467	Central Vermont Public Service Corp.	13,008,933
436,094	CH Energy Group Inc.	22,751,024
400,000	Consolidated Edison Inc.	22,808,000
84,000	GenOn Energy Inc.†	233,520
555,000	Northeast Utilities	18,675,750
435,000	NSTAR	19,492,350
16,666	UIL Holdings Corp.	548,811

		97,518,388

	Energy and Utilities: Global Utilities — 2.3%
27,000	Chubu Electric Power Co. Inc.	511,785
23,000	E.ON AG	503,966
4,000	EDP - Energias de Portugal SA, ADR	122,520
200,000	Electric Power Development Co. Ltd.	5,943,213
9,004	EDF SA	263,096
9,000	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	136,418
190,000	Emera Inc.	5,858,288
34,000	Enagas SA	629,064
242,000	Endesa SA	5,651,130
230,000	Enel SpA	1,023,647
58,800	GDF Suez, Strips	79
185,000	Hera SpA	282,552
58,000	Hokkaido Electric Power Co. Inc.	861,766
30,000	Hokuriku Electric Power Co.	560,482
185,000	Huaneng Power International Inc., ADR	3,113,550
70,000	Iberdrola SA, ADR	1,868,300
50,192	Iberdrola SA, London†	338,966
42,112	Iberdrola SA, Madrid	286,103
2,000	International Power plc	9,569
400,000	Korea Electric Power Corp., ADR†	3,400,000
78,000	Kyushu Electric Power Co. Inc.	1,267,133
16,000	National Grid plc, ADR	793,600
3,000	Niko Resources Ltd.	123,590
88,000	Red Electrica Corporacion SA	4,034,458
24,000	Shikoku Electric Power Co. Inc.	665,266
2,000	Snam Rete Gas SpA	9,271
690,000	Talisman Energy Inc.	8,466,300
24,000	The Chugoku Electric Power Co. Inc.	426,604

See accompanying notes to schedule of investments.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Energy and Utilities: Global Utilities (Continued)
175,000	The Kansai Electric Power Co. Inc.	$3,058,473
20,000	The Tokyo Electric Power Co. Inc.†	62,233
173,000	Tohoku Electric Power Co. Inc.	2,422,404

		52,693,826

	Energy and Utilities: Merchant Energy — 1.4%
40,000	GenOn Energy Inc. - Old, Escrow† (a)	0
15,000	GenOn Energy Inc., Escrow† (a)	0
238,000	NRG Energy Inc.†	5,047,980
2,790,026	The AES Corp.†	27,230,654

		32,278,634

	Energy and Utilities: Natural Gas Integrated — 10.7%
26,000	Apache Corp.	2,086,240
68,122	Atlas Energy Inc., Escrow† (a)	6,812
66,928	Atlas Energy LP	1,242,853
2,260,016	El Paso Corp.	39,505,080
21,000	Energen Corp.	858,690
141,000	Hess Corp.	7,396,860
1,851,077	National Fuel Gas Co.	90,110,428
65,000	Nexen Inc.	1,006,850
235,011	Northwest Natural Gas Co.	10,363,985
296,000	ONEOK Inc.	19,547,840
1,215,090	Southern Union Co.	49,296,201
594,000	Spectra Energy Corp.	14,570,820
168,000	UGI Corp.	4,413,360

		240,406,019

	Energy and Utilities: Natural Gas Utilities — 5.2%
105,000	Atmos Energy Corp.	3,407,250
70,000	CenterPoint Energy Inc.	1,373,400
39,000	Chesapeake Utilities Corp.	1,564,290
988,000	CONSOL Energy Inc.	33,522,840
288,918	Corning Natural Gas Corp. (b)	5,128,295
59,200	Delta Natural Gas Co. Inc.	1,811,520
145,000	Nicor Inc.	7,976,450
68,000	Piedmont Natural Gas Co. Inc.	1,964,520
48,000	Questar Corp.	850,080
40,000	RGC Resources Inc.	760,000
70,000	South Jersey Industries Inc.	3,482,500
1,182,137	Southwest Gas Corp.	42,757,895
246,000	The Laclede Group Inc.	9,532,500
60,000	WGL Holdings Inc.	2,344,200

		116,475,740

	Energy and Utilities: Natural Resources — 1.1%
14,000	Alliance Holdings GP LP	615,860
36,000	Anadarko Petroleum Corp.	2,269,800
50,000	BP plc, ADR	1,803,500

Shares		Market Value

135,000	Cameco Corp.	$2,473,200
18,000	Compania de Minas Buenaventura SA, ADR	679,320
255,000	Mueller Industries Inc.	9,840,450
40,000	Occidental Petroleum Corp.	2,860,000
45,000	Peabody Energy Corp.	1,524,600
30,000	Petroleo Brasileiro SA, ADR	673,500
145,000	Tullow Oil plc	2,959,831
20,000	Uranium One Inc.	39,508

		25,739,569

	Energy and Utilities: Services — 0.8%
255,000	ABB Ltd., ADR†	4,355,400
50,000	Halliburton Co.	1,526,000
2,000	Lufkin Industries Inc.	106,420
35,000	MDU Resources Group Inc.	671,650
51,000	Patterson-UTI Energy Inc.	884,340
91,000	Rowan Companies Inc.†	2,747,290
12,000	Tenaris SA, ADR	305,400
530,000	Weatherford International Ltd.†	6,471,300

		17,067,800

	Energy and Utilities: Water — 0.9%
4,000	American States Water Co.	135,720
115,000	American Water Works Co. Inc.	3,470,700
311,000	Aqua America Inc.	6,708,270
4,000	California Water Service Group	70,840
10,000	Connecticut Water Service Inc.	250,200
4,000	Consolidated Water Co. Ltd.	31,520
14,000	Middlesex Water Co.	238,980
120,000	Northumbrian Water Group plc	867,342
118,100	Pennichuck Corp.	3,304,438
198,043	SJW Corp.	4,311,396
88,000	The York Water Co.	1,423,840
13,000	United Utilities Group plc, ADR	253,630

		21,066,876

	Diversified Industrial — 1.3%
37,000	Cooper Industries plc	1,706,440
920,000	General Electric Co.	14,020,800
285,031	ITT Corp.	11,971,302
35,000	Mueller Water Products Inc., Cl. A	86,800
33,020	Park-Ohio Holdings Corp.†	396,570
10,000	Tyco International Ltd.	407,500

		28,589,412

	Environmental Services — 0.0%
26,000	Veolia Environnement	385,606

	Exchange Traded Funds — 0.1%
17,000	Utilities HOLDRS Trust	1,805,230

	TOTAL ENERGY AND UTILITIES	1,327,994,182

See accompanying notes to schedule of investments.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	COMMUNICATIONS — 14.7%
	Cable and Satellite — 4.3%
93,000	AMC Networks Inc., Cl. A†	$2,971,350
160,000	British Sky Broadcasting Group plc	1,656,713
310,000	Cablevision Systems Corp., Cl. A	4,876,300
287,000	Charter Communications Inc., Cl. A†	13,443,080
25,000	Cogeco Cable Inc.	1,139,183
70,000	Cogeco Inc.	2,939,212
76,000	Comcast Corp., Cl. A	1,588,400
855,000	Comcast Corp., Cl. A, Special	17,689,950
110,000	DIRECTV, Cl. A†	4,647,500
800,000	DISH Network Corp., Cl. A†	20,048,000
313,000	EchoStar Corp., Cl. A†	7,076,930
175,000	Liberty Global Inc., Cl. A†	6,331,500
55,000	Rogers Communications Inc., Cl. B	1,881,550
12,000	Shaw Communications Inc., Cl. B	242,400
166,000	Time Warner Cable Inc.	10,403,220
75,000	Tokyo Broadcasting System Holdings Inc.	931,544

		97,866,832

	Computer Services Software and Systems — 0.1%
260,000	EarthLink Inc.	1,697,800
230,046	Internap Network Services Corp.†	1,131,826

		2,829,626

	Telecommunications — 7.4%
90,000	AboveNet Inc.	4,824,000
665,000	AT&T Inc.	18,965,800
78,080	Atlantic Tele-Network Inc.	2,567,270
560,000	BCE Inc.	20,977,600
86,000	Belgacom SA	2,610,844
2,345,766	Cincinnati Bell Inc.†	7,248,417
30,000	Deutsche Telekom AG	354,939
730,000	Deutsche Telekom AG, ADR	8,562,900
13,000	Koninklijke KPN NV, ADR	171,210
132,000	Loral Space & Communications Inc.†	6,613,200
2,200	Mobistar SA	126,593
210,000	NII Holdings Inc.†	5,659,500
152,000	Nippon Telegraph & Telephone Corp.	7,350,707
335,296	Orascom Telecom Holding SAE, GDR† (c)	922,064
310,000	PAETEC Holding Corp.†	1,639,900
61,000	Philippine Long Distance Telephone Co., ADR	3,021,330
150,000	Portugal Telecom SGPS SA	1,105,291
152,000	Portugal Telecom SGPS SA, ADR	1,102,000
2,000	PT Indosat Tbk	1,195
1,970,000	Sprint Nextel Corp.†	5,988,800
110,000	Swisscom AG, ADR	4,460,500
7,000	Tele2 AB, Cl. B	128,750
155,000	Telecom Italia SpA, ADR	1,675,550
232,500	Telecomunicacoes de Sao Paulo SA, Preference, ADR	6,149,625

Shares		Market Value

313,000	Telefonica SA, ADR	$5,984,560
390,000	Telekom Austria AG	3,960,035
363,000	Telephone & Data Systems Inc.	7,713,750
88,039	Telephone & Data Systems Inc., Special	1,740,531
410,000	tw telecom inc.†	6,773,200
630,000	Verizon Communications Inc.	23,184,000
505,000	VimpelCom Ltd., ADR	4,812,650

		166,396,711

	Wireless Communications — 2.9%
38,000	America Movil SAB de CV, Cl. L, ADR	839,040
60,000	China Mobile Ltd., ADR	2,922,600
44,000	China Unicom Hong Kong Ltd., ADR	897,600
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	71
180	M1 Ltd.	339
8,000	Millicom International Cellular SA	792,800
164,000	Millicom International Cellular SA, SDR	16,504,332
6,500	Mobile TeleSystems OJSC, ADR	79,950
4,600	NTT DoCoMo Inc.	8,450,927
115,000	SK Telecom Co. Ltd., ADR	1,618,050
400	SmarTone Telecommunications Holdings Ltd.	608
16,812	Tim Participacoes SA, ADR	396,091
260,000	Turkcell Iletisim Hizmetleri A/S, ADR†	2,932,800
288,000	United States Cellular Corp.†	11,419,200
700,000	Vodafone Group plc, ADR	17,955,000

		64,809,408

	TOTAL COMMUNICATIONS	331,902,577

	OTHER — 6.2%
	Aerospace — 1.5%
60,000	Goodrich Corp.	7,240,800
2,100,000	Rolls-Royce Holdings plc†	19,484,778
140,000	The Boeing Co.	8,471,400

		35,196,978

	Aviation: Parts and Services — 0.1%
94,000	Curtiss-Wright Corp.	2,710,020

	Building and Construction — 0.1%
16,000	Acciona SA	1,364,398

	Business Services — 0.7%
1,070,062	Clear Channel Outdoor Holdings Inc., Cl. A†	10,015,780
75,000	Equinix Inc.†	6,662,250

		16,678,030

	Commercial Services — 0.1%
72,043	Macquarie Infrastructure Co. LLC	1,616,645

	Diversified Industrial — 0.4%
41,000	Bouygues SA	1,369,669

See accompanying notes to schedule of investments.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	OTHER (Continued)
	Diversified Industrial (Continued)
23,000	Raven Industries Inc.	$1,108,600
182,000	Trinity Industries Inc.	3,896,620
80,000	Twin Disc Inc.	2,133,600

		8,508,489

	Electronics — 1.1%
290,000	LSI Corp.†	1,502,200
306,000	Netlogic Microsystems Inc.†	14,724,720
130,000	Texas Instruments Inc.	3,464,500
139,000	Thomas & Betts Corp.†	5,547,490

		25,238,910

	Entertainment — 1.0%
315,000	Grupo Televisa SA, ADR	5,792,850
790,000	Vivendi SA	16,230,557

		22,023,407

	Financial Services — 0.1%
90,000	Kinnevik Investment AB, Cl. A	1,689,463
12,000	Kinnevik Investment AB, Cl. B	224,212

		1,913,675

	Health Care — 0.0%
12,000	Tsumura & Co.	384,597

	Transportation — 1.1%
490,000	GATX Corp.	15,185,100
168,000	Kirby Corp.†	8,843,520
75,000	RailAmerica Inc.†	977,250

		25,005,870

	TOTAL OTHER	140,641,019

	TOTAL COMMON STOCKS	1,800,537,778

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	COMMUNICATIONS — 0.1%
	Telecommunications — 0.1%
18,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	719,010

	WARRANTS — 0.0%
	COMMUNICATIONS — 0.0%

	Telecommunications — 0.0%
86,000	Bharti Airtel Ltd., expire 09/19/13† (d)	663,783

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 20.1%
$453,730,000	U.S. Treasury Bills, 0.000% to 0.115%††, 10/13/11 to 03/22/12	453,692,903

	TOTAL INVESTMENTS — 100.0% (Cost $2,172,288,715)	$2,255,613,474

	Aggregate book cost	$2,178,658,780

			Market Value

	Gross unrealized appreciation		$192,794,664
	Gross unrealized depreciation		(115,839,970)

	Net unrealized appreciation/depreciation		$76,954,694

Notional Amount		Termination Date	Unrealized Depreciation

	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENT — 0.0%
$115,917
(22,000 Shares)	International Power plc	06/27/12	$(10,887)

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2011, the market value of fair valued securities amounted to $6,812 or 0.00% of total investments.
(b)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(c)	Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At September 30, 2011, the market value of the Regulation S security amounted to $922,064 or 0.04% of total investments, which was valued under methods approved by Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/11 Carrying Value Per Unit
335,296	Orascom Telecom Holding SAE, GDR	04/24/09	$1,937,535	$2.7500

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the market value of the Rule 144A security amounted to $663,783 or 0.03% of total investments.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt
OJSC	Open Joint Stock Company.
Strips	Regular coupon payment portion of security traded separately from the principal portion of the security.

See accompanying notes to schedule of investments.

The Gabelli Utilities Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli Utilities Fund

Notes to Schedule of Investments (Continued) (Unaudited)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	$32,278,634	—	$0	$32,278,634
Energy and Utilities: Natural Gas Integrated	240,399,207	—	6,812	240,406,019
Other Industries (a)	1,055,309,529	—	—	1,055,309,529
COMMUNICATIONS (a)	331,902,577	—	—	331,902,577
OTHER (a)	140,641,019	—	—	140,641,019
Total Common Stocks	1,800,530,966	—	6,812	1,800,537,778
Convertible Preferred Stocks (a)	719,010	—	—	719,010
Warrants (a)	—	$663,783	—	663,783
U.S. Government Obligations	—	453,692,903	—	453,692,903
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,801,249,976	$454,356,686	$6,812	$2,255,613,474
OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$(10,887)	$—	$(10,887)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the Schedule of Investments, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have significant transfers between Level 1 and Level 2 during the period ended September 30, 2011.

The Gabelli Utilities Fund

Notes to Schedule of Investments (Continued) (Unaudited)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3†	Transfers out of Level 3†	Balance as of 9/30/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—
Energy and Utilities: Natural Gas Integrated	—	—	—	6,812	0	—	—	—	6,812	6,812
Total Common Stocks	0	—	—	6,812	0	—	—	—	6,812	6,812
Warrants:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	0	—	(190,367)	190,367	—	(0)	—	—	—	—
TOTAL INVESTMENTS IN SECURITIES	$0	$—	$(190,367)	$197,179	$0	$(0)	$—	$—	$6,812	$6,812

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade

The Gabelli Utilities Fund

Notes to Schedule of Investments (Continued) (Unaudited)

date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of September 30, 2011, refer to the Schedule of Investments.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Gabelli Utilities Fund

Notes to Schedule of Investments (Continued) (Unaudited)

The Fund’s derivative contracts held at September 30, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements.  The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Fund has entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at September 30, 2011 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount		Equity Security Received	Interest Rate/ Equity Security Paid	Termination Date	Net Unrealized Depreciation
		Market Value Appreciation on:	One month LIBOR plus 90 bps plus Market Value Depreciation on:
$115,917	(22,000 Shares)	International Power plc	International Power plc	06/27/12	$(10,887)

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. At September 30, 2011, the Fund held no investments in forward foreign exchange contracts.

The following table summarizes the net unrealized depreciation of derivatives held at September 30, 2011 by primary risk exposure:

Liabilities Derivatives:	Net Unrealized Depreciation
Equity Contract	$(10,887)

The Gabelli Utilities Fund

Notes to Schedule of Investments (Continued) (Unaudited)

Tax Information.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $2,006,573 which are available to reduce future required distributions of net capital gains to shareholders through 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Monthly Distributions - $0.07 per share

The Gabelli Utilities Fund has a $0.07 per share monthly distribution policy. For more specific dividend and tax information, please visit our website at www.gabelli.com or call 800-GABELLI (800-422-3554). Shareholders should be aware that a portion of the distribution may represent a non-taxable return of capital. Distributions of capital reduce the cost basis of your shares if you hold them in a taxable account. The distributions should not be confused with the yield or total return of the Fund.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Gabelli Utilities Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Trustees

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer

GAMCO Investors, Inc.

Anthony J. Colavita

President

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice President

and Chief Financial Officer

KeySpan Corp.

Mary E. Hauck

Former Senior Portfolio Manager

Gabelli-O’Connor Fixed Income

Mutual Fund Management Co.

Kuni Nakamura

President

Advanced Polymer, Inc.

Werner J. Roeder, MD

Medical Director

Lawrence Hospital

Officers
Bruce N. Alpert President Agnes Mullady Secretary and Treasurer	Peter D. Goldstein Chief Compliance Officer

Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB470Q311QR

The

Gabelli

Utilities

Fund

THIRD QUARTER REPORT

SEPTEMBER 30, 2011

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Utilities Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 11/28/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 11/28/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 11/28/11

*	Print the name and title of each signing officer under his or her signature.